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                                                                    EXHIBIT 99.3
                                   [Logo of Lyondell Petrochemical appears here]
NEWS
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            One Houston Center, 1221 McKinney Ave., P.O. Box 3646,
                   Houston, Texas 77253-3646 (713) 652-7200

                                                           FOR IMMEDIATE RELEASE

LYONDELL PETROCHEMICAL COMPANY

DECLARES QUARTERLY DIVIDEND


        HOUSTON, January 27, 1997 -- The Board of Directors of Lyondell Petrochemical Company (NYSE:LYO) has declared a regular quarterly dividend of $.225 per share of common stock, payable March 15 to stockholders of record February 25.